Exhibit 99.3

22ND CENTURY GROUP (NASDAQ: XXII) ACQUIRES GVB BIOPHARMA, A LEADING HEMP/CANNABIS COMPANY May 18, 2022 XXII

CAUTIONARY NOTE ON FORWARD - LOOKING STATEMENTS This presentation contains forward - looking statements concerning our business operations, and financial performance and conditions, as well as our plans, objectives, and expectations for our business operations, and financial performance, and conditions that are subject to risks and uncertainties. All statements other than those of historical fact are forward - looking statements. These types of statements typically contain words such as “aim,” “anticipate,” “assume,” “believe,” “could,” “due,” “estimate,” “expect,” “goal,” “intend,” “may,” “objective,” “plan,” “potential,” “positioned,” “predict,” “should,” “target,” “will,” “would” and other similar expressions that are predictions of or indicate future events and future trends. Forward - looking statements are based on current expectations, estimates, forecasts, and projections about our business, the industry in which we operate, and our management’s beliefs and assumptions. These statements are not guarantees of future performance or development and involve known and unknown risks, uncertainties, and other factors that are in some cases beyond our control. All forward - looking statements are subject to risks and uncertainties that could cause actual results to differ materially from those estimated. The contents of this presentation should be considered in conjunction with the risk factors, warnings, and cautionary statements contained in the Company’s annual, quarterly, and other reports filed with the U.S. Securities and Exchange Commission. We undertake no obligation to publicly update or revise any forward - looking statement as a result of new information, future events, or otherwise, except as required by law.

22ND CENTURY ACQUIRES GVB BIOPHARMA GVB Biopharma (“GVB”) is a global leader in the manufacturing of hemp - derived active ingredients and finished products servicing the nutraceutical, consumer products and pharmaceutical industries. The acquisition of GVB provides 22nd Century a foundational platform through which it can express and monetize its deep intellectual property portfolio in hemp/cannabis. 3 TM

A TRANSFORMATIONAL ACQUISITION Market Leadership in Hemp - Derived Products ▪ GVB is widely regarded as a best - in - class operator with an estimated 15% share of the hemp - derived active ingredients market ▪ Control from biomass to ingredients to finished goods ensuring attractive prices, quality, purity (99%+ isolates) and traceability ▪ cGMP and NSF - audited facility Compelling Financial Impact ▪ Significantly increases 22nd Century’s revenue and accelerates the path to profitability ▪ Immediately accretive to top and bottom line ▪ Manageable working capital investments and limited capital expenditure requirements to drive significant growth Key Strategic Benefits and Synergies ▪ GVB’s production and formulation capabilities are uniquely suited to leverage and monetize 22nd Century’s IP portfolio and research capabilities ▪ Crop developments by 22nd Century will lead to dramatic margin expansion for GVB sales ▪ Manufacturing capabilities for various form factors represent an under - penetrated growth opportunity that 22nd Century leadership is well - qualified to capitalize on ▪ Deepens global footprint in geographic markets targeted for growth 4 The acquisition of GVB allows 22nd Century to leverage its expertise in receptor and plant science to develop its hemp/cannabis franchise and add significant scale in the immediate - term WS0

GVB EXPANDS 22ND CENTURY’S GLOBAL FOOTPRINT 5 GVB adds strong U.S. and international assets and capabilities Production, Manufacturing, & Distribution Sales, Marketing, & Administration Supply Chain Existing 22nd Century Footprint Australia Chile Europe China

CLASS - LEADING MANUFACTURING CAPABILITIES The Company currently operates : ▪ Grass Valley, Oregon : 30,000 sq ft; refinement facility ▪ Las Vegas, Nevada : 40,000 sq ft; used for Private Label/Contract Manufacturing ▪ Prineville, Oregon : Crude extraction capacity of 10,000 kg/month GVB sources hemp from trusted agricultural partners who adhere to GVB’s rigorous quality parameters Refinement Facility | Grass Valley Private Label /Contract Manufacturing | Las Vegas 6 Crude Extraction | Prineville GVB operates three primary manufacturing facilities, which have recently been invested in and have significant capacity to support growth with very limited additional capital expenditure

GVB OFFERS A DIVERSE RANGE OF HIGH - QUALITY CANNABINOIDS AND CANNABINOID INFUSED PRODUCTS 7 White Label Contract Manufacturing Product Offering Tablets Topical Vape Pens Tinctures Gel Capsules Gummies Mints Cannabinoid Abbreviation Cannabidiol Isolate CBD Isolate Cannabidiol Broad Spectrum Distillate CBD BSD Cannabigerol Isolate CBG Isolate Cannabidiol Crystal Resistant Distillate CBD CRD Compliant Broad Spectrum Distillate Compliant BSD Cannabidiol THC - Free Crude CBD THC - Free Crude UK Compliant Broad Spectrum Distillate UK Compliant BSD Cannabinol Isolate CBN Isolate Cannabichromene Isolate CBC Isolate Cannabidiolic Acid CBDA Key Cannabinoids GVB has the capabilities to produce a large array of cannabinoids CBD Isolate

PRODUCT DEVELOPMENT INNOVATION CYCLE 8 3 rd Party Brands Consumer Insights & Partner Feedback Plants are tested in the field Plants are harvested and tested again The crude oil is distilled to remove impurities The extracted crude oil is lab tested for quality THC is removed using proprietary processes T H C H T C Ethanol is evaporated Final product formulation begins Products are formulated and homogenized Ethanol is super - cooled for extraction Products are packaged prepped and shipped out Ingredient Extraction, Purification and Finished Product Manufacturing Product formulas are created Ethanol is added to hemp to begin extraction Seeds are tested and planted The result is high quality distillate, sent off for testing Product Development Cycle GVB provides not only production capabilities, but completes the product development cycle to foster enhanced innovation throughout the organization

22ND CENTURY GROUP

GVB COMPLETES 22ND CENTURY'S B2B CAPABILITIES

22nd Century will now offer the most robust platform to service the rapid growth of cannabinoid products

	Plant Profile / Roadmap	Plant Biotechnology	Plant Breeding & Trials	Plant Cultivation	Ingredient Extraction, Purification, and Finished Products	Commercial Partners
	CannaMetrix	KeyGene	Extractas Bioscience	Needle Rock Farms	GVB BIOPHARMA	
	CannaMetrix's high-throughput proprietary, human cell-based assay technology serves as a roadmap for developing new plant lines with tailor-made profiles.	Established proprietary bioinformatics platform and cutting-edge molecular breeding platform in partnership with KeyGene; capabilities include genetic engineering and plant line development.	Multiple partnerships with top global breeders provide 22nd Century with both northern and southern hemisphere, indoor and outdoor, year-round plant breeding and trial capabilities.	Colorado farm operations provide 22nd Century with operational assets including plant cultivation capabilities.	Hemp-derived active ingredients extractor and finished products manufacturer providing customers with bulk ingredients and white label products	22nd Century offers an end-to-end, high-value add solution for leading nutraceutical, consumer products and pharmaceutical companies entering the ascendant cannabis market
# of Participants	Few	Dozens (Few are advanced)	Few	Hundreds	Dozens (Very few are reputable and with scale)	Thousands

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22nd Century is advancing a broad funnel of hemp/cannabis plant lines and IP designed to address specific industry needs. KEY INITIAL HEMP/CANNABIS PROGRAMS 10 Application Targeted Benefit Zero/Undetectable THC and High CBD Zero/Undetectable THC and High CBG Crop loss due to hemp going “hot” (exceeding 0.3% THC content) is a common industry issue. Zero THC helps growers stay under the allowed threshold, reduce crop losses, and reduce processing cost while high CBD and CBG increase yields. Consumers and CPG brands get zero THC content. Stable High THC Targeting disruptive lines with 30 - 40% stable yield of pure THC, well above unpredictable yields in current strains Yield Enhancement Increase in cannabinoid content in the flower and the rest of the plant for overall increased plant yields Powdery Mildew Resistance Crop loss can be as much as 25% of the crop yield depending on the region, growth method and year. Divaric Acid (CBDV) – A non psychoactive minor cannabinoid with demonstrated anti - epileptic and anti - convulsive action Increase of yields of CBDV to a stable 4 - 8%, making it more accessible for use in medical research and commercialization. Low Terpene and New Terpenes Profiles Reduce the terpenes responsible for undesirable aromas and the development of new combinations of terpenes desirable to consumers 22nd Century’s growing hemp/cannabis plant science will propel GVB into a different league than other players

22ND CENTURY AND GVB LEADERSHIP TEAMS 11 20+ years in the tobacco industry in global marketing, sales, operations, and business development Michael Zercher Chief Operating Officer 8+ years in the cannabis business in legal and executive roles, including corporate strategy, regulatory matters and government relations Steven Przybyla General Counsel & Corporate Secretary GVB’s operations and leadership team will serve as the manufacturing cornerstone of 22nd Century’s hemp/cannabis franchise Sebastian Ravitz Chief Marketing Officer 3x founder and leader in cannabis marketing with extensive experience operating in highly regulated ad markets Hugh Kinsman Chief Financial Officer Held prior CFO positions including at public companies in a variety of industries Jonathan Staffeldt Chief Legal Officer Held prior positions as corporate attorney, lawyer and in - house acting general counsel Drew Spiegel Chief Operating Officer Comprehensive cannabis industry expertise ranging from large scale cannabis supply chain management to global cannabis macro - economics Phillip Swindells Chief Executive Officer, Co - Founder Expert in industrial - scale commercialized cannabinoid production operations Jack Feldman President, Co - Founder Extensive expertise in global cannabis go - to - market strategies and implementation Extensive financial leadership experience in the life sciences and biotechnology industries Richard Fitzgerald Chief Financial Officer Global executive leadership experience at science - driven organizations operating in the consumer products, pharmaceutical, and cannabinoid spaces James Mish Chief Executive Officer

GLOBALLY DISRUPTIVE PLANT - SCIENCE DRIVEN PLATFORM 12 Disruptive Plant Science and Intellectual Property TOBACCO The Only Combustible Modified Risk Tobacco Product CANNABIS Pharmaceutical CDMO and Best - In - Class Ingredients Platform Accelerating the Development of Proprietary Specialty Hop Varieties and Valuable Commercial Traits HOPS

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TRANSACTION HIGHLIGHTS Transaction Considerations ▪ 22nd Century acquires all of the issued and outstanding shares of GVB Biopharma ▪ Pro forma ownership of approximately 17% GVB Biopharma and 83% 22nd Century Consideration to GVB Biopharma ▪ Aggregate consideration of approximately $58 million, including: i. the assumption of approximately $4.5 million of debt, ii. GVB’s closing costs and iii. the issuance to GVB of an aggregate of 32,900,000 unregistered shares of common stock of 22nd Century. Employee Retention ▪ 22nd Century will enter into employment and consulting arrangements with certain key employees of GVB Board of Directors ▪ GVB will nominate a director to 22nd Century’s board of directors, provided that such nominee is independent and subject to approval by 22nd Century’s Governance and Nominating Committee Financial Update ▪ 22nd Century will furnish any pro forma financial information required no later than 71 calendar days after closing 14

CONTACT INFORMATION 15 INVESTOR RELATIONS & MEDIA CONTACT Mei Kuo 22nd Century Group, Inc. Director, Communications & Investor Relations T: 716 - 300 - 1221 mkuo@xxiicentury.com Matt Kreps Darrow Associates Investor Relations T: 214 - 597 - 8200 mkreps@darrowir.com